                                                                           DRAFT
                                                                           -----
                                                                    JUNE 2, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ____________________


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                                  JUNE 1, 1998
                       (DATE OF EARLIEST EVENT REPORTED)


                          VESTA INSURANCE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


              1-12338                                 63-1097283
        (COMMISSION FILE NO.)               (IRS EMPLOYER IDENTIFICATION NO.)


        3760 RIVER RUN DRIVE                            35243
        BIRMINGHAM, ALABAMA                          (ZIP CODE)
       (ADDRESS OF PRINCIPAL
         EXECUTIVE OFFICES)


                                 (205)970-7000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events.

     On June 1, 1998, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document
          ----------     -----------------------

          99.1 Press release dated June 1, 1998 issued by the registrant.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 1, 1998.

                                    VESTA INSURANCE GROUP, INC.



                                     /s/ Norman W. Gayle III
                                    --------------------------
                                    By: Norman W. Gayle III
                                    Its: Executive Vice President and
                                         Acting Chief Executive Officer

                                       2